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                                                                   EXHIBIT 10.18


                         [RENAULT & HANDLEY LETTERHEAD]

          THIS LEASE, executed in duplicate at Morgan Hill, California, this

PARTIES   16th day of August by and between

          Thoits Brothers, Inc., a California corporation

          and

          CIDCO, a Delaware corporation

          hereinafter called respectively Lessor and Lessee, without regard to number or gender,


PREMISES    I, WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter in this lease designated as "the Premises", with the appurtenances, situated in the City of Morgan Hill, County of Santa Clara, State of California, and more, particularly described as follows, to-wit:

          Approximately 17,500 square feet of a larger 23,500 square foot building commonly known as 105 Cochrane Circle, Units A, B, C, E, F, G, H, I & J with 75 unreserved parking spaces, the location of which, within Sutter Business Park, shall be subject to Lessor's designation.

USE         2. The Premises shall be used and occupied by Lessee for

          office

          and for no other purpose without the prior written consent of Lessor.

TERM        3, The term shall be for 5.0 years, commencing on the 1st day of
          November, 1994, and ending on the 31st day of October, 1999.

RENTAL      4. Rent shall be payable to the Lessor without deduction or offset at such place or places as may be designated from time to time by the Lessor as follows:

          A. Ten Thousand Five Hundred and Fifty and no/100ths dollars ($10,550.00) on execution of this Lease constituting rent for November 1994. $10,550.00 will be due on December 1, 1994 and on the first day of each succeeding month through and including February 1, 1995. $16,625.00 will be due March 1, 1995 and on the 1st of each succeeding month through October, 1999, subject to the adjustments pursuant to Paragraph B below.

          B. Adjustment of rent: The monthly rent (Paragraph A above) payable during the second and each succeeding year of the Lease term shall be subject to increases as follows: The "Revised-San Francisco-Oakland-San Jose Consumer Price Index-All Urban Consumers All Items" published by the U.S. Department of Labor, Bureau of Labor Statistics (the "Index") on the date of execution of the Lease will be the "Beginning Index". On each anniversary of said date of execution, if the then published Index (the Extension Index") has increased over the Beginning Index, the monthly rent for the next ensuing year of the Lease term commencing on November 1 shall be set by multiplying the monthly rent in Paragraph A by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no case shall the monthly rent be less than 103% of the previous year's monthly rent or more than 105% of the previous monthly rent.

          If the Index changes so that the Extension Index is not properly comparable to the Beginning Index, the Index shall be converted or modified in the manner the Bureau of Labor Statistics specified will make the Index comparable to the Index prevailing at the start of the Lease term.
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SECURITY DEPOSIT

     5. Lessee has deposited with Lessor $15,000 as security for the suit and faithful performance of each and every term, provision, co???? and condition of this Lease. In the event Lessee defaults ??pect of any of the terms, provisions, covenants or ??ions of the Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security of any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

POSSESSION

     6. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed sixty (60) days from the commencement date herein. If the period of delay of delivery exceeds the foregoing, Lessee, at his or its option, may declare this Lease null and void.

ACCEPTANCE OF PREMISES AND CONSENT TO SURRENDER

     7. By entry hereunder, the Lessee accepts the Premises as being in good and satisfactory condition, unless within fifteen (15) days after such entry Lessee shall give Lessor written notice specifying in reasonable detail the respects in which the Premises were not in satisfactory condition. The Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the premises, together with all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in the same good condition as at Lessee's entry into the Premises excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. The Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the premises and all property not so removed shall be deemed to be abandoned by the Lessee. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

USES PROHIBITED

     8. Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

ALTERATIONS AND ADDITIONS

     9. The lessee shall make no alterations, additions or improvements to the Premises or any part thereof without first obtaining the prior written consent of the Lessor. The Lessor may impose as a condition to the aforesaid consent such requirements as Lessor may deem necessary in Lessor's sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of Lessor prior to the expiration or earlier termination of the Lease, Lessee will remove any or all improvements or additions to the Premises installed at Lessee's expense. All such alterations, additions or improvements not specified to be removed shall at the expiration or earlier termination of the lease become the property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, and machinery and equipment shall remain the property of the Lessee and may be removed by the Lessee at any time during the Lease term when Lessee is not in default hereunder. Items which are not to be deemed as movable furniture, business and trade fixtures, or machinery and equipment shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which as become an integral part of the Premises. The Lessee will at all times permit notices non-responsibility to be posted and to remain posted until the completion of alterations or additions which have been approved by the Lessor.

MAINTENANCE OF PREMISES

     10. Lessee shall, at Lessee's sole cost, keep and maintain the Premises and appurtenances and every part thereof, including but not limited to, glazing, sidewalks, plumbing, electrical systems, heating and air conditioning installations, any store front and the interior of the Premises in good order, condition, and repair. Lessor at Lessor's sole cost and expense shall maintain the exterior of the walls, and structural portions of the roof, foundations, walls, and floors except for any repairs caused by the wrongful act of the Lessee and Lessee's agents. The Lessor will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts, and provided that said replacement is not made necessary by acts of the Lessee and Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition or repair. Lessor, shall bill Lessee as additional rent, 80% of the cost to maintain the exterior of the premises including landscape maintenance.

FIRE INSURANCE INCREASE AND SUBROGATION

     11. Lessee shall not use, or permit said premises, or any part thereof, to be used, for any purpose other than that for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, not acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances, Lessee agrees that if the rates for fire, earthquake, or extended coverage insurance are increased over the existing rates for such insurance upon the building in which said premises are located, or higher amounts of such insurance are deemed necessary by the Lessor, the Lessee will pay on demand by the Lessor the amount of the premium increases from either or both of the above causes, Lessor and Lessee each hereby waives its rights of subrogation on any loss or damage, caused by the negligence of the other, to the herein demised premises or its contents to the extent said loss or damage is covered by valid Fire, Extended Coverage, Vandalism or Malicious Mischief Insurance. Any terms or conditions contained on this lease which are in conflict with, or contrary to, the terms of this paragraph are hereby declared null and void.

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ABANDONMENT

   12. Lessee shall not vacate or abandon the Premises at any time during the term; and if Lessee shall abandon, vacate or surrender the premises or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

FREE FROM LIENS

   13. Lessee shall keep the Premises and the property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE WITH GOVERNMENTAL REGULATIONS

   14. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.

INDEMNIFICATION OF LESSOR AND LESSEE'S LIABILITY INSURANCE

   15. The Lessee, as a material part of the consideration to be rendered to the Lessor, hereby waives all claims against the lessor for damages to goods, wares and merchandise, and all other personal property in, upon, or about the Premises and for injuries to persons in or about the Premises, from any cause arising at any time, excepting claims arising from the Lessor's negligence, and the Lessee will hold the Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by the Lessee, or from the failure of the Lessee to keep the Premises in good condition and repair, as herein provided. The Lessee shall secure and keep in force a bodily injury and property damage policy covering the Premises, including parking areas, insuring the Lessee and naming the Lessor as an additional insured. A copy of said policy shall be delivered to the Lessor and the minimum limits of coverage thereof shall be $1,000,000.00 for any single or multiple injuries and $1,000,000.00 property damage, and the Lessee shall obtain a written obligation on the part of the insurer to give the Lessor written notification before any cancellation thereof.

ADVERTISEMENTS AND SIGNS

   16. Lessee will not place or permit to be placed, in , upon or about the Premises any unusual or extraordinary signs, or any signs not approved by the city or other governing authority. The Lessee will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained. Any sign so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

UTILITIES

   17. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other service supplied to the Premises. If the premises are not served by a separate water meter, the Lessee shall pay to the Lessor 80% percent of the water bill for the entire property covered by said bill and of which the Premises are a part.

ATTORNEY'S FEES

   18. In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

DEFAULT

   19. In the event of any breach of this Lease by the Lessee, or an abandonment of the Premises by the Lessee, the Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, or 2) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at 7% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at 7% per annum; 3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and 4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. If the Lessor chooses not to repossess the premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the lease. For the purposes of this paragraph, the following do not constitute a termination of Lessee's right to possession:

a) Acts of maintenance or preservation or efforts to relet the property.

b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

LATE CHARGES

   20. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

SURRENDER OF LEASE

   21. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

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
TAX INCREASES

     22. Lessee agrees to pay to Lessor on demand, as additional rental, any [Illegible] to the leased premises [Illegible] of the amount of said taxes for the fiscal year 93/94. Trustee also agrees to pay the yearly installments of [Illegible[ levied against the leased premises after the commencement date of this lease, if said taxes and assessment installments are assessed against the entire building and buildings [Illegible] and this lease does not cover the entire building and building site, the taxes and assessment installments allocated to the leased premises shall be pro-rated on a square footage or other equitable basis, as calculated by Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination date of this lease. *Including all supplemental bills.

NOTICES

     23. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned or vacated the Premises.

ENTRY BY LESSOR

     24. Lessee Shall Permit lessor and his agents to enter into and upon the premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior to the expiration of this Lease, to Place upon the Premises any usual or ordinary "For Sale" or "To Lease" signs and exhibits the Premises to prospective tenants at reasonable hours.

DESTRUCTION OF PREMISES

     25. In the event of a partial destruction of the Premises during the said term from any cause, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made in ninety (90) days. Lessor may at his option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in ninety (90) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premises may be situated be destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

ASSIGNMENT AND SUBLETTING

     26. The Lessee shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of the Lessor. As a condition for granting its consent to any subletting the Lessor may require the Lessee to agree to pay to the Lessor, as additional rental, all rents received by the Lessee from its Sublessee which are in excess of the amount payable by the Lessee to the Lessor hereunder. The Lessee shall, by one hundred twenty (120) days written notice, advice the Lessor of its intent to sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of Lessee's notice. Lessor shall either give approval to Lessee to sublease the portion of the Premises described in Lessee's notice, or Lessor shall terminate this Lease as to the portion of the Premises described in Lessee's notice on the date specified in Lessee's notice. If Lessee intends to sublet the entire Premises and Lessor elects to terminate this ease, this Lease shall be terminated on the date specified in Lessee's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a prorate basis to the number of square feet retained by Lessee, and this Lease as so amended shall continue in full force and effect. In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Lessor, no assignee, transferee or sublessee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the option of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expense in connection with the assignment, and Lessor may require Lessee's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lese. *Lessor agrees not to unreasonably withhold consent to sublet or assign.

CONDEMNATION

     27. If any part of the premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part to taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part of all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and the Lessee shall have no claim thereto.



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
EFFECT OF CONVEYANCE

     28. The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building containing the Premises and that, in the event of any sale of said land or building, or in the event of a lease of said building, the Lessor shall, and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

SUBORDINATION

     29. Lessee agrees that this Lease may at the option of Lessor, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of the Lessee to execute any such instruments, releases or documents, shall constitute a default hereunder.

WAIVER

     30. The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING OVER

     31. Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

SUCCESSORS AND ASSIGNS

     32. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME

     33.  Time is of the essence of this Lease.

MARGINAL CAPTIONS

     34. The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effects upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

PARAGRAPHS 35, 36 & 37 & FLOOR PLAN MARKED ATTACHMENT "A" ATTACHED HERETO ARE HEREBY MADE A PART OF THIS LEASE.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.



               LESSOR                                        LESSEE

      Thoits Bros., Inc., a                      CIDCO, a Delaware Corporation
        California Corporation

     [Signature Illegible]                           [Signature Illegible]
------------------------------------          ----------------------------------

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                                     5 of 5

                                    ADDENDUM

These additional paragraphs are hereby made a part of that certain lease dated August 15, 1994 by and between Thoits Brothers, Inc. a California Corporation, as Lessor, and CIDCO, a Delaware Corporation, as Lessee, covering premises at 105 Cochrane Circle, Units A thru J, Morgan Hill, California.

35. Contemporaneously with the execution of this Lease, Lessor and Lessee shall each sign to approve a schedule setting forth a description of the interior improvements to be made to the Premises ("Tenant Improvements") by Lessee at Lessee's sole cost and expense. Lessor shall similarly sign such plans and specifications for modifications to such Tenant Improvements as may hereafter be requested by Lessee and which shall be subject to Lessor's prior written approval.

36. Without Lessor's advance written consent, Lessee shall not bring, use or permit upon the leased premises, temporarily or otherwise, or generate, or emit any toxic or hazardous substances, including, without limitation, substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or identified in any statute or regulation of the State of California dealing with Hazardous Wastes as the same may be amended from time to time. Notwithstanding Lessor's consent, Lessee shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Lessor harmless from any claims, liabilities, costs or expenses incurred or suffered by Lessor arising from such bringing, using, permitting, generating, or omitting or disposing. Lessee's indemnification and hold harmless obligations include, without limitations, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) action brought by and any private or public person under common law or under any Federal, State, County or municipal law, ordinance or regulation, (ii) claims liabilities, costs or expenses pertaining to the clean-up or containment of wastes, the identification of the pollutions or the waste, the identification of scope of any environments containments, the removal of pollutions from soils, river beds or aquifers, the provisions of an alternative public drinking water source, or the long-term monitoring or ground water surface water, and (iii) all costs or defending such claims.

37. Lessee shall have the right to void this Lease if Lessee agreed or exact or purchases a greater amount of space from Lessor. This right shall be effective either upon the new Lease commencement date or upon close of escrow, but does not include the Lease for the Property at 180 Cochrane Circle, Morgan Hill, California, nor the lease or purchase of 225 Cochrane Circle.

                               AMENDMENT OF LEASE

This Amendment of Lease dated May 12, 1995, by and between THOITS BROS., INC. a California corporation ("Lessor") and CIDCO, a Delaware corporation, Lessee, is made with reference to the following facts:

Under the Lease dated August 16, 1994 by and between Lessor and Lessee ("Lease"), Lessee leased from Lessor 17,500 square feet of the 23,500 square foot building commonly known and numbered as 105 Cochrane Circle, units A, B, C, E, F, G, H, I, & J, Morgan Hill, California ("The Property").

Lessee now wishes to have the option to extend the lease sixty (60) months.

Lessor and Lessee intend to and hereby amend the Lease to grant the Lessee the option to extend the lease term and evidence their agreement as follows:

The Lessor hereby grants to the Lessee the option of renewing this lease for an additional five (5) year term, to commence at the termination of this lease. The option term shall be governed by all of the same terms and conditions as are contained in this lease excepting that there is to be no additional option and also excepting the base monthly rental, which is to be adjusted for the option term according to the following formula: The base monthly rental for each month of the option term shall bear the same relationship to $16,625.00 as the Consumer Price Index published by the U.S. Department of Labor for the San Francisco-Oakland Area (1967=100) All Items, Urban Consumers for the month for which that index is available most immediately preceding October, 1999, bears to the same index for June 1994. In no event, however, shall the adjusted base monthly rental be less than the base monthly rental due October, 1999 without the consent of the Lessor. In order to exercise this option, Lessee must give to Lessor written notice of it's intent to do so a minimum of One Hundred Twenty (120) days prior to the termination of this lease. This option shall be null and void, at the option of the Lessor, if the Lessee is in default under any of the terms or conditions of this lease at the time this option is exercised, and this option is personal to CIDCO and cannot be assigned or transferred.

IN WITNESS WHEREOF, THE parties execute this Amendment as of May 12, 1995.

LESSOR:                                      LESSEE:

THOITS BROS. INC.                            CIDCO, a Delaware corporation

By: /s/ [SIGNATURE ILLEGIBLE]                By: /s/ [SIGNATURE ILLEGIBLE]
   ---------------------------                  ---------------------------

                               AMENDMENT OF LEASE

This Amendment of Lease dated May 12, 1995, by and between THOITS BROS., INC. a California corporation ("Lessor") and CIDCO, a Delaware corporation, Lessee, is made with reference to the following facts:

Under the Lease dated May 31, 1994 by and between Lessor and Lessee ("Lease"), Lessee leased from Lessor 9,400 square feet of the 13,125 square foot building commonly known and numbered as 225 Cochrane Circle, units A, B, C, D, & E, Morgan Hill, California ("The Property").

Lessee now wishes to have the option to extend the lease sixty (60) months.

Lessor and Lessee intend to and hereby amend the Lease to grant the Lessee the option to extend the lease term and evidence their agreement as follows:

The Lessor hereby grants to the Lessee the option of renewing this lease for an additional five (5) year term, to commence at the termination of this lease. The option term shall be governed by all of the same terms and conditions as are contained in this lease excepting that there is to be no additional option and also excepting the base monthly rental, which is to be adjusted for the option term according to the following formula. The base monthly rental for each month of the option term shall bear the same relationship to $8,400.00 as the Consumer Price Index published by the U.S. Department of Labor for the San Francisco-Oakland Area (1967=100) All Items, Urban Consumers for the month for which that index is available most immediately preceding January, 1999, bears to the same index for July 1994. In no event, however, shall the adjusted base monthly rental be less than the base monthly rental due January, 1999 without the consent of the Lessor. In order to exercise this option, Lessee must give to Lessor written notice of it's intent to do so a minimum of One Hundred Twenty
(120) days prior to the termination of this lease. This option shall be null and void, at the option of the Lessor, if the Lessee is in default under any of the terms or conditions of this lease at the time this option is exercised, and this option is personal to CIDCO and cannot be assigned or transferred.

IN WITNESS WHEREOF, THE parties execute this Amendment as of May 12, 1995.

LESSOR:                                      LESSEE:

THOITS BROS. INC.                            CIDCO, a Delaware corporation


By: /s/ [SIGNATURE ILLEGIBLE]                By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------------              -------------------------------